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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  May 26, 1999
                Date of Report (Date of earliest event reported)




                                    8X8, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      333-15627                77-0142404
----------------------------    ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 727-1885
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

        On May 26, 1999, 8x8, Inc. announced the resignation of Dr. Samuel Wang from the Board of Directors. Dr. Wang resigned to pursue other interests. After Dr. Wang's resignation, the number of directors on the Board was reduced to eight.

        A copy of 8x8's press release announcing the resignation is included as
Exhibit 99.1 hereto.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Exhibits.

   Exhibit Number    Description
   --------------    -----------
        99.1         Press release dated May 26, 1999.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        8X8, INC.

Dated: June 7, 1999
                                        By: /s/ Sandra Abbot
                                           -------------------------------------
                                           Sandra L. Abbott
                                           Chief Financial Officer and
                                           Vice President of Finance



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                                  EXHIBIT INDEX

   Exhibit Number    Description
   --------------    -----------
        99.1         Press release dated May 26, 1999.